                                                                    EXHIBIT 99.3

            AMENDMENT NO. 14 TO SECOND AMENDED AND RESTATED REVOLVING
                         CREDIT AND TERM LOAN AGREEMENT

      This AMENDMENT NO. 14 (this "Amendment"), executed, delivered, and dated as of March 13, 2002, by and among MORTON'S RESTAURANT GROUP, INC., a Delaware corporation (formerly known as Quantum Restaurant Group, Inc.) having its principal place of business at Suite 210, 3333 New Hyde Park Road, New Hyde Park, New York 11042 (referred to below and in the Credit Agreement, as defined below, as "Quantum"), PEASANT HOLDING CORP., a Delaware corporation having its principal place of business at Suite 210, 3333 New Hyde Park Road, New Hyde Park, New York 11042 ("Peasant Holding"), MORTON'S OF CHICAGO, INC., an Illinois corporation with its principal place of business at 350 West Hubbard Street, Chicago, Illinois 60610 ("Morton's") (Quantum, Peasant Holding and Morton's are referred to herein collectively as the "Borrowers", and each, individually, as a "Borrower"), FLEET NATIONAL BANK (formerly known as BankBoston, N.A.), as Agent and Administrative Agent (the "Agent") for the Lenders (as defined in the Credit Agreement referred to below), FLEET NATIONAL BANK (formerly known as BankBoston, N.A. and referred to sometimes in the Credit Agreement, as defined below, as "Fleet" or "FNBB") in its individual capacity as a Lender ("Fleet"), COMERICA BANK-CALIFORNIA, successor by merger to Imperial Bank, JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), FIRST UNION NATIONAL BANK and LASALLE BANK NATIONAL ASSOCIATION, as Lenders, and FIRST UNION NATIONAL BANK, as documentation agent (the "Documentation Agent") for the Lenders, amends the Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 19, 1995, as the same is amended, modified, or supplemented from time to time (the "Credit Agreement"), by and among the Borrowers, the Administrative Agent, the Documentation Agent and the Lenders. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

      WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement; and

      WHEREAS, the Agent and the Lenders, subject to the terms and provisions hereof, have agreed to do so;

      NOW THEREFORE, the parties hereto hereby agree as follows:

      SS.1. AMENDMENTS TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in ss.3 hereof, the Credit Agreement is hereby amended as follows:

      SS.1.1. NEW DEFINITIONS. Section 1 of the Credit Agreement is hereby amended by adding the following new definitions to Section 1 in the appropriate place in the alphabetical sequence:

            "APPLICABLE COMMITMENT FEE PERCENTAGE. Seess.4.5."

            "COMERICA. Comerica Bank-California, successor by merger to Imperial Bank."

            "FOURTEENTH AMENDMENT DATE. The effective date of Amendment No. 14 to the Credit Agreement."

            "LASALLE. LaSalle Bank National Association, in its capacity as a Lender."

            "PRICING TIER. The particular Applicable Margin or Applicable Term Margin, as applicable, set forth opposite the specified pricing tier in the tables set forth inss.2.4(b) orss.2.6(e)(B), as applicable."

            "QUARTER END DATE. Seess.4.5."

      SS.1.2. CHANGES IN CERTAIN DEFINITIONS. Section 1 of the Credit Agreement is hereby further amended as follows:

      (a) The definition of "Chase" in Section 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "CHASE. JPMorgan Chase Bank (formerly known as The Chase Manhattan
      Bank), in its capacity as a Lender."

      (b) The definition of "Commitment Percentages" in Section 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "COMMITMENT PERCENTAGES. With respect to each Lender, the percentage set forth beside its name below (subject to adjustment upon any assignments permitted by ss.17 hereof):


               Lender                                   Percentage
               ------                                   ----------
               Fleet                                    36.49279%
               First Union                              25.44529%
               Comerica                                 10.17812%
               Chase                                    13.99491%
               LaSalle                                  13.88889%"

      (c) The definition of "Revolving Credit Commitment" in Section 1 of the Credit Agreement is hereby amended by replacing the last sentence thereof with the following sentence:

      "The aggregate Revolving Credit Commitment on the Fourteenth Amendment Date after giving affect to all permitted increases pursuant to ss.17A is Sixty-Five Million Five Hundred Thousand Dollars ($65,500,000)."

      (d) The definition of "Revolving Credit Commitment Amount" in Section 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "REVOLVING CREDIT COMMITMENT AMOUNT. Sixty-Five Million Five Hundred Thousand Dollars ($65,500,000) (which amount is inclusive of all permitted increases pursuant to ss.17A), as the same may be reduced by the amount of any reductions effected pursuant to the terms of this Agreement; PROVIDED that unless prior to any date set forth in the table below, the Majority Lenders agree in writing that the Revolving Credit Commitment Amount then in effect shall remain unchanged or be reduced by a lesser amount, the Revolving Credit Commitment Amount in effect immediately prior to each such date shall be reduced on such date (to the extent necessary) to the amount set forth opposite such date and shall thereafter be such amount as the same may be further reduced pursuant to the terms of this Agreement:


            ----------------------------------------------------------------------------
            Revolving Credit Commitment                 Revolving Credit Commitment
            Reduction Date                              Amount following reduction
            ----------------------------------------------------------------------------
            June 30, 2003                               $60,500,000
            ----------------------------------------------------------------------------
            December 31, 2003                           $55,500,000
            ----------------------------------------------------------------------------
            June 30, 2004                               $50,500,000
            ----------------------------------------------------------------------------
            December 31, 2004                           $45,500,000
            ----------------------------------------------------------------------------
            June 30, 2005                               $40,500,000"
            ----------------------------------------------------------------------------

      (e) The definition of "Term Loan Percentage" in Section 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "TERM LOAN PERCENTAGE. With respect to each Lender, the percentage set forth beside its name below (subject to adjustment upon any assignments permitted by ss.17 hereof):


                   Lender                                   Percentage
                   ------                                   ----------
                   Fleet                                    26.11111%
                   First Union                              33.33333%
                   Comerica                                 13.33333%
                   Chase                                    13.33333%
                   LaSalle                                  13.88889%"

      SS.1.3. REVOLVING CREDIT LOANS. Section 2.1(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

            "ss.2.1. REVOLVING CREDIT LOANS; LIMITATIONS ; PURPOSES.

            (a) COMMITMENT TO LEND. Subject to the terms and conditions set forth in this Agreement, the Lenders in accordance with their respective Commitment Percentages as in effect on the Closing Date, will on the Closing Date severally convert $8,450,000 of the revolving credit loans outstanding and owed to FNBB under the Original Credit Agreement to Revolving Credit Loans owed to the several Lenders hereunder. Upon the terms and subject to the conditions set forth in this Agreement, the Lenders, in accordance with their respective Commitment Percentages, hereby severally agree to lend to the Borrowers on a joint and several basis, and the Borrowers may borrow and reborrow from time to time between the Closing Date and the Final Maturity Date upon notice to the Agent given in accordance with ss.2.2 hereof, such amounts as are requested by the Borrowers (the "Revolving Credit Loans") for the purposes described in ss.9.3 hereof, PROVIDED, HOWEVER, that the aggregate principal amount of all Outstanding Revolving Credit Loans (after giving effect to the amounts requested) PLUS the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not at any time exceed the Revolving Credit Commitment Amount in effect at such time; and PROVIDED, FURTHER, that prior to June 30, 2003 if the Cash Flow Leverage Ratio as reflected in the then most recent Compliance Certificate delivered pursuant to ss.9.4(d) and as adjusted on a PRO FORMA basis to give effect to any Revolving Credit Loans and/or Letters of Credit then being requested is greater than 4.25 to 1.00, the aggregate principal amount of all Outstanding Revolving Credit Loans (after giving effect to the amounts requested) PLUS the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed $60,000,000. Each request for a Revolving Credit Loan hereunder shall constitute a representation by the Borrower so requesting such Revolving Credit Loan that the applicable conditions set forth in ss.7 (in the case of any Revolving Credit Loan made on the Closing Date) and ss.8 hereof have been satisfied on the date of such request and shall be accompanied by a compliance certificate signed by the chief financial officer of Quantum certifying that on the basis of the information set forth in the then most recent Compliance Certificate delivered pursuant to ss.9.4(d) after adjustment on a PRO FORMA basis to give effect to any Revolving Credit Loans and/or Letters of Credit then being requested, no Event of Default would have occurred under ss.ss.10.2, 10.3, 10.5(b), 10.6 and 10.7 as of the end of the most recent Reference Period if the Revolving Credit Loans and/or Letters of Credit then being requested had been outstanding at such time.

            Each Revolving Credit Loan by a Lender to a Borrower shall be in a principal amount equal to such Lender's Commitment Percentage of the aggregate principal amount of Revolving Credit Loans requested on each occasion. Notwithstanding any other provision of this Agreement, the principal amount of Revolving Credit Loans outstanding from each Lender to the Borrowers shall not at any time exceed in the aggregate an amount equal to such Lender's Commitment Percentage of the

      Revolving Credit Commitment Amount MINUS the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations."

      SS.1.4. INTEREST ON REVOLVING CREDIT LOAN.

      (a) The table in Section 2.4(b) of the Credit Agreement is hereby amended in its entirety to appear as follows:


                                                                                          APPLICABLE
                                         CASH FLOW              APPLICABLE BASE RATE    EURODOLLAR RATE
              PRICING TIER             LEVERAGE RATIO               MARGIN (P.A.)        MARGIN (P.A.)

             ----------------------------------------------------------------------------------------------
                    1       Less than 2.25 to 1                         1.25%                2.75%

             ----------------------------------------------------------------------------------------------
                    2       Greater  than or  equal to 2:25 to 1        1.75%                3.25%
                            but less than 2.50 to 1

             ----------------------------------------------------------------------------------------------
                    3       Greater  than or  equal to 2.50 to 1        2.25%                3.75%
                            but less than 3.00 to 1

             ----------------------------------------------------------------------------------------------
                    4       Greater  than or  equal to 3:00 to 1        2.75%                4.25%
                            but less than 4.00 to 1

             ----------------------------------------------------------------------------------------------
                    5       Greater than or equal to 4.0 to 1           3.00%                4.50%
             ----------------------------------------------------------------------------------------------


      (b) Section 2.4(c)(i) of the Credit Agreement is hereby amended in its entirety to read as follows:

            "(i) unless the Majority Lenders agree in writing that the Applicable Margin shall be determined without giving effect to this ss.2.4(c)(i) in which case this ss.2.4(c)(i) shall be of no force and effect, the Applicable Margin shall be determined by reference to Pricing Tier 5 subject to adjustment pursuant to ss.2.4(c)(iv) (notwithstanding the actual Cash Flow Leverage Ratio) until the date which is nine months following the Fourteenth Amendment Date. Thereafter, subject to adjustment pursuant to ss.2.4(c)(iv), the Applicable Margin shall be determined on each Adjustment Date as provided in ss.2.4(b); PROVIDED that notwithstanding the definition of Adjustment Date in Section 1 hereof, for purposes of this ss.2.4(c)(i), the initial Adjustment Date after the Fourteenth Amendment Date shall occur on the first Business Day following the date which is nine months after the Fourteenth Amendment Date and the Applicable Margin on such date shall be determined on the basis of the calculation of the Cash Flow Leverage Ratio for the fiscal period of four consecutive Fiscal Quarters then most recently ended and each Adjustment

      Date subsequent to such initial Adjustment Date shall be the next date determined as provided in the definition of Adjustment Date in Section 1 hereof;" (c) Section 2.4(c) of the Credit Agreement is hereby further amended by inserting the following subclause (iv) at the end thereof:

            "(iv) at all times during which the aggregate principal amount of all Outstanding Revolving Credit Loans PLUS the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds $55,000,000, the Applicable Margin in each Pricing Tier and for each Type of Revolving Credit Loan shall be deemed to be increased by adding 0.50% to each of the Applicable Margin percentages in the table set forth in ss.2.4(b) above."

      SS.1.5. SCHEDULED TERM LOAN PRINCIPAL PAYMENTS. Section 2.6 of the Credit Agreement is hereby amended by amending the table contained in ss.2.6(c)(i) in its entirety to read as follows:


                  ----------------------------------------------------------------------------
                  Date                                        Installment Amount
                  ----------------------------------------------------------------------------
                  March 31, 2002                              $250,000
                  ----------------------------------------------------------------------------
                  June 30, 2002                               $250,000
                  ----------------------------------------------------------------------------
                  September 30, 2002                          $250,000
                  ----------------------------------------------------------------------------
                  December 31, 2002                           $750,000
                  ----------------------------------------------------------------------------
                  March 31, 2003                              $1,500,000
                  ----------------------------------------------------------------------------
                  June 30, 2003                               $1,500,000
                  ----------------------------------------------------------------------------
                  September 30, 2003                          $2,000,000
                  ----------------------------------------------------------------------------
                  December 31, 2003                           $2,000,000
                  ----------------------------------------------------------------------------
                  March 31, 2004                              $2,000,000
                  ----------------------------------------------------------------------------
                  June 30, 2004                               $2,000,000
                  ----------------------------------------------------------------------------
                  September 30, 2004                          $2,000,000
                  ----------------------------------------------------------------------------
                  December 31, 2004                           $2,000,000
                  ----------------------------------------------------------------------------
                  March 31, 2005                              $2,000,000
                  ----------------------------------------------------------------------------
                  June 30, 2005                               $2,000,000
                  ----------------------------------------------------------------------------
                  September 30, 2005                          $2,000,000
                  ----------------------------------------------------------------------------
                  December 31, 2005                           $1,500,000
                  ----------------------------------------------------------------------------

      SS.1.6. MANDATORY TERM LOAN PRINCIPAL REPAYMENTS. Section 2.6(c)(iii) of the Credit Agreement is hereby amended in its entirety to read as follows:

            "(iii) ANNUAL EXCESS CASH FLOW RECAPTURE. On the date which is one hundred and five (105) days after the end of each fiscal year (the "Recapture Date"), except as set forth below, the Borrowers jointly and severally shall be obligated to make prepayments in respect of the outstanding principal of the Term Loan in an amount equal to seventy-five percent (75%) of the Excess Operating Cash Flow as computed for such most recently completed fiscal year, in each case payable to the Agent for application in respect of the Term Loan to the applicable ratable accounts of the Lenders (the "Mandatory Recapture Prepayments"). Such Mandatory Prepayments shall be applied to the remaining unpaid scheduled installments of principal in the inverse order of maturity. No such Mandatory Recapture

      Prepayments with respect to the Term Loan may be re-borrowed. However, such obligation to make Mandatory Recapture Prepayments on any such potential Recapture Date shall not apply if (but only if) the Term Loan shall have been paid in full or the Cash Flow Leverage Ratio shall have been less than 2.25 to 1.00 as determined as of each of the two most recent, consecutive Fiscal Quarter end dates occurring prior to such Recapture Date for which there shall have been delivered by the Companies the financial statements and Compliance Certificates required under ss.9.4 hereof on or prior to such potential Recapture Date."

      SS.1.7. INTEREST ON TERM LOAN.

      (a) The table in Section 2.6(e)(B) of the Credit Agreement is hereby amended in its entirety to appear as follows:


                                                                                            APPLICABLE
                                         CASH FLOW              APPLICABLE TERM BASE   TERM EURODOLLAR RATE
              PRICING TIER             LEVERAGE RATIO            RATE MARGIN (P.A.)        MARGIN (P.A.)

             ----------------------------------------------------------------------------------------------
                    1       Less than 2.25 to 1                         1.25%                2.75%

             ----------------------------------------------------------------------------------------------
                    2       Greater  than or  equal to 2:25 to 1        1.75%                3.25%
                            but less than 2.50 to 1

             ----------------------------------------------------------------------------------------------
                    3       Greater  than or  equal to 2.50 to 1        2.25%                3.75%
                            but less than 3.00 to 1

             ----------------------------------------------------------------------------------------------
                    4       Greater  than or  equal to 3:00 to 1        2.75%                4.25%
                            but less than 4.00 to 1

             ----------------------------------------------------------------------------------------------
                    5       Greater than or equal to 4.0 to 1           3.00%                4.50%
             ----------------------------------------------------------------------------------------------


      (b) Section 2.6(e)(C)(i) of the Credit Agreement is hereby amended in its entirety to read as follows:

            "(i) unless the Majority Lenders agree in writing that the Applicable Margin shall be determined without giving effect to this ss.2.6(e)(C)(i) in which case this ss.2.6(e)(C)(i) shall be of no force and effect, the Applicable Term Margin shall be determined by reference to Pricing Tier 5 (notwithstanding the actual Cash Flow Leverage Ratio) until the date which is nine months following the Fourteenth Amendment Date. Thereafter, the Applicable Term Margin shall be determined on each Adjustment Date as provided in ss.2.6(e)(B), PROVIDED that notwithstanding the definition of Adjustment Date in Section 1 hereof, for purposes of this ss.2.6(e)(C)(i), the initial Adjustment Date after the Fourteenth Amendment Date shall occur on the first Business Day following the date which is nine months after the Fourteenth Amendment Date and the Applicable Term Margin on such date shall be determined on the basis of the calculation of the Cash Flow Leverage Ratio for the fiscal period of four consecutive Fiscal Quarters then most recently ended and each Adjustment Date subsequent to such initial Adjustment Date shall be the next date determined as provided in the definition of Adjustment Date in Section 1 hereof;"

      SS.1.8. COMMITMENT FEE. Section 4.5 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "ss.4.5. COMMITMENT FEES. The Borrowers jointly and severally agree to pay to the Agent, for the accounts of the Lenders, in accordance with their respective Commitment Percentages, a commitment fee (the "Commitment Fee") calculated as the Applicable Commitment Fee Percentage per annum of the average daily amount, if any, during each three-month period (or portion thereof) ending on the payment dates referred to below to the Final Maturity Date by which the aggregate Outstanding amount of the Revolving Credit Loans during such period (or portion thereof) PLUS the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations is less than the Revolving Credit Commitment Amount. The "Applicable Commitment Fee Percentage" shall mean that percentage determined on each Adjustment Date to be the applicable rate per annum set forth in the table below opposite the level of the Cash Flow Leverage Ratio determined for the applicable fiscal period of four consecutive Fiscal Quarters, treated as a single accounting period (as referred to in the definition of Cash Flow Leverage Ratio), ending on the last day of the Fiscal Quarter that ended immediately prior to such Adjustment Date (the "Quarter End Date"). The Applicable Commitment Fee Percentage that is so determined on each such Adjustment Date shall be effective as of the date immediately following the preceding Quarter End Date (i.e., as of the first day of the Fiscal Quarter immediately following such Quarter End Date) and shall continue to be effective through the next Quarter End Date.


                                                    APPLICABLE COMMITMENT FEE
                             CASH FLOW                  PERCENTAGE (P.A.)
                          LEVERAGE RATIO

                  ----------------------------------------------------------------
                  Less than 2.25 to 1                         0.50%
                  ----------------------------------------------------------------
                  Greater  than or  equal to 2:25             0.50%
                  to 1 but less than 2.50 to 1

                  ----------------------------------------------------------------
                  Greater  than or  equal to 2.50             0.75%
                  to 1 but less than 3.00 to 1

                  ----------------------------------------------------------------
                  Greater  than or  equal to 3:00             0.75%
                  to 1 but less than 4.00 to 1

                  ----------------------------------------------------------------
                  Greater  than or  equal  to 4.0             0.75%
                  to 1
                  ----------------------------------------------------------------

      The Commitment Fee shall be payable quarterly in arrears on the last day of each March, June, September and December with the final payment at maturity of the Loans."

      SS.1.9. COMMITMENT TO ISSUE LETTERS OF CREDIT. Section 4A.1.1 of the Credit Agreement is hereby amended by inserting prior to the period at the end of the first sentence thereof the clause: "and (c) prior to June 30, 2003 if the Cash Flow Leverage Ratio as reflected in the then most recent Compliance Certificate delivered pursuant to ss.9.4(d) and as adjusted on a PRO FORMA basis to give effect to any Revolving Credit Loans and/or Letters of Credit then being requested is greater than 4.25 to 1.00, the sum of the aggregate principal amount of all Outstanding Revolving Credit Loans (after giving effect to any amounts then requested) PLUS the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed $60,000,000."

      SS.1.10. CONDITIONS TO SUBSEQUENT LOANS. Section 8.3 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "ss.8.3. PERFORMANCE, ETC. No event shall have occurred on or prior to any drawdown date and be continuing on such date, and no condition shall exist on such date, which constitutes a Default or Event of Default. After adjustment on a PRO FORMA basis to give effect to any Revolving Credit Loans and/or Letters of Credit then being requested, no Event of Default would have occurred under ss.ss.10.2, 10.3, 10.5(b), 10.6 and 10.7 as of the end of the most recent Reference Period if the Revolving Credit Loans and/or Letters of Credit then being requested had been outstanding at such time. The Loan Documents shall be in full force and effect."

      SS.1.11. INTEREST COVERAGE. Section 10.2 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "ss.10.2. INTEREST COVERAGE. The Borrowers will not permit the Interest Coverage Ratio, as determined for any Reference Period to be less than (a) 2.40 to 1.00 with respect to any Reference Period ending on or after December 30, 2001, but prior to June 30, 2002, (b) 2.50 to 1.00 with respect to the Reference Period ending on or about June 30, 2002, (c) 3.00 to 1.00 with respect to the Reference Period ending on or about September 30, 2002, (d) 3.25 to 1.00 with respect to the Reference Period ending on or about December 29, 2002, (e) 4.00 to 1.00 with respect to any Reference Period ending in Fiscal Year ending on or about December 28, 2003 and (f)
      5.00 to 1.00 with respect to any Reference Period ending thereafter. The term "Interest Coverage Ratio" shall mean, for any fiscal period or Reference Period, the ratio of the Consolidated Adjusted Cash Flow of the Companies to the Cash Interest Charges of the Companies for such fiscal period or Reference Period, excluding from the calculation of such ratio any applicable charge in respect of the Lombardi's Litigation Expense or the Specified Restaurant Closing Expenses.

            Federal tax credits (associated with such excess federal social security taxes previously paid) that are earned in any fiscal period (if and to the extent such taxes were expended as labor costs when paid) will be treated as reductions in labor cost expense (or reductions in other applicable operating expenses), without duplication in each case, for the period in which such federal tax credits are earned (rather than as reductions in federal tax expense for such period) notwithstanding any provisions of this Agreement to the contrary."

      SS.1.12. CAPITAL EXPENDITURES. Section 10.3 of the Credit Agreement is hereby amended as follows:

      (a) by deleting the words "Intentionally Omitted" from ss.10.3(b) thereof and substituting the following therefor:

            "(b) From and after the Fourteenth Amendment Date, the Companies may not make or enter into, incur, or assume any binding commitments to make capital expenditures or binding lease commitments related to New Construction if the Cash Flow Leverage Ratio as reflected in the then most recent Compliance Certificate delivered pursuant to ss.9.4(d) exceeds 2.50 to 1.00."

      (b) by deleting the text of ss.10.3(e) in its entirety and substituting the following therefor:

            "(e) The Companies will not permit their aggregate capital expenditures, determined on a consolidated basis in accordance with generally accepted accounting principles, including, without limitation, property, plant and equipment purchased as well as capitalized start-up expenses and capitalized pre-opening expenses (net of actual landlord reimbursements for capital expenditures), to exceed (i) $13,000,000 during the Fiscal Year ending on or about December 29, 2002; (ii) $4,000,000 during the Fiscal Year ending on or about December 28, 2003; (iii) $8,000,000 during the Fiscal Year ending on or about December 31, 2004; or
      (iv) $10,000,000 during the Fiscal Year ending on or about December 31, 2005; PROVIDED that if the aggregate amount of capital expenditures actually made in any Fiscal

      Year ending after December 31, 2001 is less than the maximum amount permitted in such Fiscal Year, the maximum amount of capital expenditures permitted hereunder in the immediately following fiscal year shall be increased by such difference; PROVIDED FURTHER, that no such increase shall exceed $5,000,000."

      SS.1.13. DISTRIBUTIONS. Section 10.5 of the Credit Agreement is hereby amended as follows:

      (a) by deleting the text of ss.10.5(b) in its entirety and substituting the following therefor:

            "(b) Quantum may not make any Distributions from and after the Fourteenth Amendment Date. Prior to the Fourteenth Amendment Date, Quantum shall be permitted to have made any Distribution permitted by the Credit Agreement as in effect on the date of such Distribution."

      (b) by deleting the text ofss.10.5(c) in its entirety and substituting the phrase "[Intentionally Omitted]" therefor.

      (c) by deletingss.ss.10.5(d) and 10.5(e) in their entirety.

      SS.1.14. CASH FLOW COVERAGE RATIO. Section 10.6 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "ss.10.6. CASH FLOW COVERAGE RATIO. The Borrowers will not permit the Cash Flow Coverage Ratio, as determined for any Reference Period to be less than (a) 1.10 to 1.00 with respect to any Reference Period ending on or after December 30, 2001, but prior to September 30, 2002, (b) 1.20 to
      1.00 with respect to the Reference Period ending on or about September 30, 2002, (c) 1.25 to 1.00 with respect to the Reference Period ending on or about December 29, 2002, and (d) 1.30 to 1.00 with respect to any Reference Period ending thereafter. The term "Cash Flow Coverage Ratio" shall mean, for any fiscal period or Reference Period, the ratio of (i) Consolidated Cash Flow of the Companies for such period or Reference Period to (ii) (A) rental expenses under the Operating Leases of restaurants and storage space for such period or Reference Period PLUS (B) required principal payments (other than Mandatory Recapture Prepayments) in respect of Indebtedness (including Capitalized Leases) for such period or Reference Period PLUS (C) Cash Interest Charges for such period or Reference Period excluding from the calculation of such ratio any applicable charge in respect of the Lombardi's Litigation Expense or the Specified Restaurant Closing Expenses.

            Federal tax credits (associated with such excess federal social security taxes previously paid) that are earned in any fiscal period (if and to the extent such taxes were expended as labor costs when paid) will be treated as reductions in labor cost expense (or reductions in other applicable operating expenses), without duplication in each case, for the period in which such federal tax credits are earned (rather than as reductions in federal tax expense for such period) notwithstanding any provisions of this Agreement to the contrary."

      SS.1.15. CASH FLOW LEVERAGE RATIO. Section 10.7 of the Credit Agreement is hereby amended is hereby amended in its entirety to read as follows:

            "ss.10.7. CASH FLOW LEVERAGE RATIO. The Borrowers will not permit the Cash Flow Leverage Ratio, as determined as of the end of any Fiscal Quarter, to exceed (a) 4.50 to 1.00 as of the end of any Fiscal Quarter ending on or after December 30, 2001, but prior to June 30, 2002, (b) 4.25 to 1.00 as of the end of the Fiscal Quarter ending on or about June 30, 2002, (c) 3.75 to 1.00 with respect to the Fiscal Quarter ending on or about September 30, 2002, (d) 3.00 to 1.00 as of the end of any Fiscal Quarter ending on or after December 29, 2002, but prior to September 28, 2003, (e) 2.50 to 1.00 as of the end of any Fiscal Quarter ending on or after September 28, 2003, but prior to September 26, 2004, and (f) 2.25 to
      1.00 as of the end of any Fiscal Quarter ending on or about September 26, 2004 or thereafter."

      SS.2. REPRESENTATIONS AND WARRANTIES. The Borrowers hereby represent and warrant to the Agent and the Lenders as follows:

      (a) REPRESENTATIONS AND WARRANTIES IN CREDIT AGREEMENT. The representations and warranties of the Borrowers contained in the Credit Agreement were true and correct in all material respects when made and continue to be true and correct in all material respects on and as of the date hereof, and as of the Effective Date (as defined in ss.3 hereof), except, in each case to the extent of changes resulting from transactions contemplated or permitted by the Loan Documents and this Amendment and changes occurring in the ordinary course of business which singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date. No Default or Event of Default has occurred and is continuing.

      (b) AUTHORITY, NO CONFLICTS, ENFORCEABILITY OF OBLIGATIONS, ETC. Each of the Borrowers hereby confirms that the representations and warranties of the Borrowers contained in Sections 6.1, 6.3 and 6.4 of the Credit Agreement are true and correct on and as of the date hereof, and as of the Effective Date, as if made on each such date, treating this Amendment, the Credit Agreement as amended hereby, and the other Loan Documents as amended hereby, as "Loan Documents" for the purposes of making said representations and warranties.

      SS.3. CONDITIONS TO EFFECTIVENESS. This Amendment shall be deemed to be effective as of the date hereof (the "Effective Date"), subject to:

      (a) the delivery to the Agent and the Lenders by (or on behalf of) each of the Borrowers or the Guarantors, as the case may be, of this Amendment signed by each of the Borrowers, each of the Guarantors, the Agent, and the Majority Lenders;

      (b) the payment by the Borrowers of an amendment fee in an amount equal to $134,250, to be paid to the Agent, for allocation among the Lenders PRO RATA in accordance with each such Lender's share of the Total Exposure; and

      (c) the reimbursement by the Borrowers for the amount of the fees and expenses of the Agent's Special Counsel for services rendered to the Agent and related expenses in connection with this Amendment.

      SS.4. NO OTHER AMENDMENTS OR WAIVERS; EXECUTION IN COUNTERPARTS. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. Each of the Borrowers and the Guarantors confirms and agrees that the Obligations of the Borrowers to the Lenders under the Loan Documents, as amended, supplemented, and increased hereby, are secured by, guarantied under, and entitled to the benefits, of the Security Documents. The Borrowers, the Guarantors, the Agent and the Lenders hereby acknowledge and agree that all references to the Credit Agreement and the Obligations thereunder contained in any of the Loan Documents shall be references to the Credit Agreement and the Obligations, as amended hereby and as the same may be amended, modified, supplemented, or restated from time to time. The Security Documents and the perfected first priority security interests of the Lenders thereunder as collateral security for the Obligations shall continue in full force and effect, and the collateral security and guaranties provided for in the Security Documents shall not be impaired by this Amendment. This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

      SS.5. GOVERNING LAW. This Amendment shall be construed according to and governed by the internal laws of the Commonwealth of Massachusetts without reference to principles of conflicts of law.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized.


                                   FLEET NATIONAL BANK (formerly known as
                                     BankBoston, N.A.), for itself and as
                                     Administrative Agent


                                   By: /s/ Debra Zurka
                                      ------------------------------------------
                                   Name:   Debra Zurka
                                        ----------------------------------------
                                   Title:  Managing Director
                                         ---------------------------------------

                                   FIRST UNION NATIONAL BANK, for itself and
                                     as Documentation Agent


                                   By: /s/ Roger Pelz
                                      ------------------------------------------
                                   Name:   Roger Pelz
                                        ----------------------------------------
                                   Title:  Senior Vice President
                                         ---------------------------------------

                                   JP MORGAN CHASE BANK (formerly known as
                                     The Chase Manhattan Bank)


                                   By: /s/ William A. De Milt, Jr.
                                      ------------------------------------------
                                   Name:   William A. De Milt, Jr.
                                        ----------------------------------------
                                   Title:  Vice President
                                         ---------------------------------------

                                   COMERICA BANK-CALIFORNIA, successor by
                                     merger to Imperial Bank


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   LASALLE BANK NATIONAL ASSOCIATION


                                   By: /s/ Hollis J. Griffin
                                      ------------------------------------------
                                   Name:   Hollis J. Griffin
                                        ----------------------------------------
                                   Title:  Vice President
                                         ---------------------------------------

                                   THE BORROWERS:

                                   MORTON'S RESTAURANT GROUP, INC.
                                   PEASANT HOLDING CORP.
                                   MORTON'S OF CHICAGO, INC.


                                   By: /s/ Thomas J. Baldwin
                                      ------------------------------------------
                                   Name:  Thomas J. Baldwin
                                   Title: Executive Vice President and Chief
                                          Financial Officer


                                   CONSENTED AND AGREED TO, BY EACH OF
                                   THE GUARANTORS (as defined in the Credit
                                     Agreement)


                                   By: /s/ Thomas J. Baldwin
                                      ------------------------------------------
                                   Name:  Thomas J. Baldwin
                                   Title: Executive Vice President and Chief
                                          Financial Officer for each of the
                                          Guarantors